Exhibit 99.4

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (this “Agreement”) is made as of August 1, 2013, by and among:

(a)           Ohio Power Company (in its individual capacity, the “Company”), as a sub-servicer of the Receivables Servicer referred to below (including any successor in such capacity, the “Receivables Sub-Servicer”), in its separate capacity as the initial servicer of the Phase-in-Recovery Property referred to below (including any successor in such capacity, the “Initial Property Servicer”), and in its separate respective capacities as a collection agent for the benefit of each of the Initial Property Servicer and the Receivables Servicer in accordance with the terms of this Agreement;

(b)           Ohio Phase-In-Recovery Funding LLC, a Delaware limited liability company (the “Initial Bond Issuer”);

(c)           U.S. Bank National Association, a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “Initial Bond Trustee”) under the Initial Indenture referred to below;

(d)           AEP Credit, Inc. (“Buyer”), a Delaware corporation;

(e)           American Electric Power Service Corporation, a New York corporation (“AEPSC”), in its capacity as the Receivables Servicer referred to below; and

(f)           JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, and including any successor agent, the “Administrative Agent”) for the Receivables Purchasers referred to below;

WHEREAS, pursuant to the terms of that certain Third Amended and Restated Purchase Agreement, dated as of August 25, 2004 (as previously amended and as it may hereafter from time to time be further amended, restated or modified and as supplemented from time to time, the “Purchase Agreement”), between Buyer and the Company, the Company has sold and may hereafter sell to Buyer all of the Company’s right, title and interest in and to certain Outstanding Receivables and Collections (as such terms are defined in the Purchase Agreement; and the Outstanding Receivables, Collections thereof, related property and all proceeds of the foregoing are collectively referred to herein as the “Receivables”); and

WHEREAS, pursuant to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of July 23, 2010 (as previously amended and as it may hereafter from time to time be further amended, restated or modified and as supplemented from time to time, the “Receivables Purchase Agreement”), by and among the Buyer, AEPSC, the Administrative Agent and the financial institutions and other entities party thereto as purchasers (such purchasers and the Administrative Agent being collectively referred to as the “Receivables Purchasers”), Buyer has sold and may hereafter sell undivided interests in the Receivables to the Administrative Agent for the benefit of the Receivables Purchasers; and

WHEREAS, pursuant to the terms of the Purchase Agreement, the Receivables Purchase Agreement and the Third Amended and Restated Agency Agreement, dated as of August 25, 2004 (as previously amended and as it may hereafter from time to time be further amended, restated or modified and as supplemented from time to time, the “Agency Agreement”, and together with the Purchase Agreement and the Receivables Purchase Agreement, collectively, the “Receivables Agreements”), AESPC has been appointed as a servicer (the “Receivables Servicer”) and has agreed to provide certain servicing and collection functions with respect to the Receivables, and the Receivables Sub-Servicer has agreed to act as a sub-servicer on behalf of the Receivables Servicer in order to perform certain of the Receivables Servicer’s functions and duties under the Receivables Agreements;

WHEREAS, pursuant to the terms of that certain Phase-in-Recovery Property Purchase and Sale Agreement, dated as of August 1, 2013 (as it may hereafter from time to time be amended, restated or modified, the “Initial Sale Agreement”), between the Initial Bond Issuer and the Company in its capacity as seller, the Company has sold to the Initial Bond Issuer certain assets known as “Phase-in-Recovery Property” which includes the right to impose, charge and collect “Phase-in-Recovery Charges” as each such term is defined or as otherwise used in Section 4928.23 et seq. of the Ohio Revised Code  (such Phase-in-Recovery Property, the “Initial Customer Property” and such Phase-in-Recovery Charges, the “Initial Customer Charges”);

WHEREAS, pursuant to the terms of that certain Indenture dated as of August 1, 2013 (as it may hereafter from time to time be amended, restated or modified and as supplemented by the Series Supplement and any other supplemental indenture, the Series Supplement, and Indenture, as supplemented, being collectively referred to herein as the “Initial Indenture”), between the initial Bond Issuer and the Initial Bond Trustee, the Initial Bond Issuer, among other things, has granted to the Initial Bond Trustee a security interest in certain of its assets, including the Initial Customer Property, to secure, among other things, the notes issued pursuant to the Initial Indenture (the “Initial Bonds”);

WHEREAS, pursuant to the terms of that certain Phase-in-Recovery Property Servicing Agreement dated as of August 1, 2013 (as it may hereafter from time to time be amended, restated or modified, the “Initial Servicing Agreement,” and the Initial Servicing Agreement, together with the Initial Sale Agreement and the Initial Indenture, the “Initial Bond Agreements”), between the Initial Bond Issuer and the Initial Property Servicer, the Initial Property Servicer has agreed to provide for the benefit of the Initial Bond Issuer certain servicing and collection functions with respect to the Initial Customer Charges;

WHEREAS, the Receivables and the Initial Customer Charges will be invoiced collectively on single bills sent to the Company’s retail customers (the “Customers”), which Customers are obligated to pay both the Receivables and the Initial Customer Charges, and the parties hereto wish to agree upon their respective rights relating to the Receivables and the Initial Customer Property and any bank accounts into which collections of the foregoing may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Initial Bond Agreements and the Receivables Agreements;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1.   Acknowledgment of Ownership Interests and Security Interests.

(a)           Each of the parties hereto hereby acknowledges the ownership interest of the Initial Bond Issuer in the Initial Customer Property, including the Initial Customer Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interests granted therein in favor of the Initial Bond Trustee for the benefit of itself and the holders of the Initial Bonds.  Each of the parties hereto hereby acknowledges the ownership interest and security interests of the Buyer and the Receivables Purchasers in the Receivables and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom.  The parties hereto agree that the Initial Customer Property and the Receivables each shall constitute separate property rights notwithstanding that they may be evidenced by a single bill.  The Company and the Receivables Sub-Servicer further agree that they will not include the Initial Customer Property in calculating the amount of the Receivables sold or to be sold under the Receivables Agreements.  Accordingly, the Receivables Purchasers, the Receivables Sub-Servicer and the Receivables Servicer each acknowledge that, notwithstanding anything in the Receivables Agreements to the contrary, none of such parties has any interest in the Initial Customer Property, and each of the Initial Bond Trustee, the Initial Bond Issuer and the Initial Property Servicer further acknowledge that, notwithstanding anything in the Initial Bond Agreements to the contrary, none of such parties has any interest in the Receivables.

(b)           Each of the Administrative Agent and the Buyer hereby releases all liens and security interests of any kind whatsoever which the Administrative Agent or Buyer may hold in the Initial Customer Property. Each of the Administrative Agent and Buyer agrees, upon the reasonable request of the Company or the Initial Bond Trustee, to execute and deliver to the Initial Bond Trustee such UCC partial release statements and other documents and instruments, and to do such other acts and things, as the Company or the Initial Bond Trustee may reasonably request in order to evidence the release provided for in this Section 1(b) and/or to execute and deliver to the Initial Bond Trustee UCC financing statement amendments to exclude the Initial Customer Property from the assets covered by any existing UCC financing statements relating to the Receivables; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 1(b).

(c)           Each of the Initial Bond Issuer and the Initial Bond Trustee hereby releases all liens and security interests of any kind whatsoever which either of them may hold in the Receivables. Each of the Initial Bond Issuer and the Initial Bond Trustee agrees, upon the reasonable request of the Administrative Agent or Buyer, to execute and deliver to the Administrative Agent or Buyer, as applicable, such UCC partial release statements and other documents and instruments, and to do such other acts and things, as the Administrative Agent or Buyer may reasonably request in order to evidence the release provided for in this Section 1(c) and/or to execute and deliver to the Administrative Agent or Buyer, as applicable, UCC financing statement amendments to exclude such Receivables from the assets covered by any existing UCC financing statements relating to the Initial Customer Property; provided, however, that failure to execute and deliver any such partial release statements, financing statement amendments, documents or instruments, or to do such acts and things, shall not affect or impair the release provided for in this Section 1(c).

SECTION 2.   Deposit Accounts.

(a)           The parties hereto each acknowledge that collections with respect to the Initial Customer Property and the Receivables may from time to time be deposited into one or more designated accounts of the Company, the Receivables Servicer or the Buyer (the “Deposit Accounts”) and that such Deposit Accounts are subject to a security interest of the Administrative Agent and account control agreements among the Company, the Buyer, the Administrative Agent and the applicable account bank.  Subject to Section 4, the Company, in its capacity as a collection agent for the benefit of the other parties hereto, agrees to:

(i)           maintain the collections in the Deposit Accounts for the benefit of the Initial Property Servicer, the Initial Bond Trustee, the Initial Bond Issuer, the Receivables Servicer, the Receivables Sub-Servicer, the Buyer, the Administrative Agent and the Receivables Purchasers, as their respective interests may appear, subject to the perfected security interest of the Administrative Agent in the Deposit Accounts and the provisions of the Receivables Agreements and this Agreement;

(ii)           allocate and remit funds from the Deposit Accounts (x) in the case of collections relating to the Initial Customer Property, at the times and in the manner specified in the Initial Bond Agreements to the Initial Bond Trustee; and (y) in the case of collections relating to the Receivables, allocate and remit funds to the Receivables Purchasers and the Buyer at the times and in the manner specified in the Receivables Agreements; provided, that:

(A)          to the extent the combined amounts of remittance are insufficient to satisfy amounts owed in respect of the Initial Customer Charges (other than late payment penalties) and the Receivables, such allocation and remittances shall be made on a pro rata basis as between the Initial Customer Charges and the Receivables based on the respective amounts of such Initial Customer Charges (other than late payment penalties) and Receivables then due and owing;

(B)           late payment penalties of the Receivables and the Initial Customer Charges shall be allocated (x) to the Receivables Purchasers to the extent that any such late payment penalties have been sold to the Receivables Purchasers and (y) otherwise to the Company; and

(C)           to the extent the Administrative Agent has exercised exclusive control over any Deposit Account, it shall allocate the funds on deposit therein related to the Initial Customer Property in accordance with the information provided to it by the Company and consistent with this Section 2, and shall remit such collections related to the Initial Customer Property at the direction of the Initial Bond Trustee; and

(iii)           maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the allocation as provided in subsection (a) above.

(b)           The Initial Bond Trustee, the Initial Bond Issuer, the Buyer and the Receivables Purchasers shall each have the right to require an accounting from time to time of collections,

deposits, allocations and remittances by the Company relating to the Deposit Accounts.  Because of difficulties inherent in allocating collections on a daily basis, the Initial Property Servicer may implement percentage-based estimates for the purposes of determining the amount of collections which are allocable to the Initial Customer Property, which allocations will be subject to monthly reconciliations but will otherwise be deemed conclusive, subject to reconciliation as provided in the following sentences.  In the event that the estimated remittances to the Initial Bond Issuer for any calendar month are less than the actual amounts of Initial Customer Charge collections, the Initial Bond Issuer shall look to the Initial Property Servicer for any such shortfall and shall have no claims against the Receivables Purchasers for such amounts.  In the event that the estimated remittances to the Initial Bond Issuer are greater than the actual amounts of Initial Customer Charge collections, the Initial Bond Issuer shall remit such excess collections to the Initial Property Servicer for forwarding to the Receivables Purchasers (or the Receivables Servicer) on their behalf in accordance with the terms of the Receivables Agreements. Notwithstanding the foregoing, nothing in this paragraph shall (i) eliminate the right of the Receivables Purchasers and the Administrative Agent,  as assignees of the Company under the Receivables Agreements, to cause any such reconciliation payments to be paid directly to the Administrative Agent or its designee or (ii) prohibit any party from netting any such reconciliation payments owing by such party (the "remitting party") to another party (the "receiving party") against the amounts to be paid hereunder to the remitting party by such receiving party.

(c)           The Initial Bond Trustee and the Initial Bond Issuer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable to Collections with respect to Receivables, and the Administrative Agent and Buyer waive any interest in deposits to the Deposit Accounts to the extent that they are properly allocable to Initial Customer Charges. Each of the parties hereto acknowledges the respective security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement.

(d)           In no event may the Initial Bond Trustee take any action with respect to the Initial Customer Charges in a manner that would result in the Initial Bond Trustee obtaining possession of, or any control over, Collections of Receivables or any Deposit Account.  In the event that the Initial Bond Trustee obtains possession of any Collections related to the Receivables, the Initial Bond Trustee shall notify the Administrative Agent of such fact, shall hold them in trust and shall promptly deliver them to the Administrative Agent upon request.  Except as contemplated by this Section 2 with respect to the Administrative Agent’s exercise of control over the Deposit Accounts, in no event may the Administrative Agent or Buyer take any action with respect to the collection of Receivables in a manner that would result in the Administrative Agent or Buyer, as applicable, obtaining possession of, or any control over, collections of Initial Customer Charges. In the event that the Administrative Agent or Buyer obtains possession of any collections of Initial Customer Charges, the Administrative Agent or Buyer, as applicable, shall notify the Initial Bond Trustee of such fact, shall hold them in trust and shall promptly deliver them to the Initial Bond Trustee upon request.

SECTION 3.   Time or Order of Attachment.  The acknowledgments contained in Sections 1 and 2 are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under applicable law.

SECTION 4.   Servicing.

(a)           Pursuant to Section 2, the Company, in its role as collection agent hereunder, shall allocate and remit funds received from Customers for the benefit of the Initial Bond Issuer, the Initial Bond Trustee, the Buyer and the Receivables Purchasers, respectively, and shall control the movement of such funds out of the Deposit Accounts (such allocation, remittance and deposits hereafter called the “Allocation Services”) in accordance with the terms of this Agreement.  The same entity must always act as servicer in the performance of the Allocation Services as to both the Initial Bond Agreements and the Receivables Agreements.

(b)           In the event that the Initial Bond Trustee is entitled to and desires to exercise its right, pursuant to the Initial Bond Agreements, to replace the Company as Initial Property Servicer, or in the event that the Receivables Purchasers are entitled to and desire to exercise their right to replace the Company as Receivables Sub-Servicer, and therefore to terminate the role of the Company as the provider of the Allocation Services hereunder, the party desiring to exercise such right shall promptly give written notice to the other (the “Servicer Notice”) in accordance with the notice provisions of this Agreement and consult with the other with respect to the Person who would replace the Company in such capacities.  Any successor to the Company in such capacities shall be agreed to by the Initial Bond Trustee and the Administrative Agent within ten (10) Business Days of the date of the Servicer Notice, and such successor shall be subject to satisfaction of the Rating Agency Condition (as defined below) and otherwise satisfy the provisions of the Initial Servicing Agreement and the Receivables Agreements.  “Business Day” means any day other than a Saturday, Sunday, or any holiday for national banks or any New York banking corporation in Columbus, Ohio, Chicago, Illinois or New York, New York.  The Person named as replacement collection agent in accordance with this Section 4 is referred to herein as the “Replacement Collection Agent.”  The parties hereto agree that any entity succeeding to the rights of the Company as Receivables Sub-Servicer or as Initial Property Servicer shall be the same entity.

(c)           Anything in this Agreement to the contrary notwithstanding, any action taken by the Initial Bond Trustee or the Administrative Agent to appoint a Replacement Servicer pursuant to this Section 4 shall be subject to the Rating Agency Condition and the consent, if required by law, of the Public Utilities Commission of Ohio.  For the purposes of this Agreement, the “Rating Agency Condition” has the meaning set forth in the Initial Indenture.  The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

SECTION 5.   Sharing of Information.  The parties hereto agree to cooperate with each other and make available to each other or any Replacement Collection Agent any and all records and other data relevant to the Initial Customer Property and the Receivables which they may have in its possession or may from time to time receive from the Company, the Initial Property Servicer or the Receivables Sub-Servicer or any successor hereto or thereto, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same.  The Company hereby consents to the release of information regarding the Company pursuant to this Section 5.

SECTION 6.   No Joint Venture; No Fiduciary Obligations; Etc..

(a)           Nothing herein contained shall be deemed as effecting a joint venture among any of the Company, the Initial Bond Issuer, the Initial Bond Trustee, the Initial Receivables Servicer, the Administrative Agent, the Receivables Servicer, the Receivables Sub-Servicer and the Buyer.

(b)           Neither Buyer nor the Administrative Agent is the agent of, or owes any fiduciary obligation to, the Initial Bond Trustee, the Initial Bond Issuer, the bondholders or any other party under this Agreement.  Each of the Initial Bond Trustee (on behalf of itself and the bondholders), the Initial Bond Issuer and the Company hereby waives any right that it may now have or hereafter acquire to make any claim against Buyer or the Administrative Agent, in their respective capacities as such, on the basis of any such fiduciary obligation hereunder.  Neither the Initial Bond Trustee nor the Initial Bond Issuer is the agent of, or owes any fiduciary obligation to, Buyer or the Administrative Agent or any other party under this Agreement.  Each of the Administrative Agent, the Company and Buyer hereby waives any right that it may now have or hereafter acquire to make any claim against the Initial Bond Trustee or the Initial Bond Issuer on the basis of any such fiduciary obligation hereunder.

(c)           Notwithstanding anything herein to the contrary, none of Buyer, the Administrative Agent, the Initial Bond Trustee or the Initial Bond Issuer shall be required to take any action that exposes it to personal liability or that is contrary to the Initial Indenture, the Servicing Agreement, any Receivables Agreement or applicable law.

(d)           None of Buyer, the Administrative Agent, the Initial Bond Trustee or the Initial Bond Issuer nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence, bad faith or willful misconduct.  Without limiting the foregoing, each of Buyer, the Administrative Agent, the Initial Bond Trustee and the Initial Bond Issuer: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any party and shall not be responsible to any party for any statements, warranties or representations made by any other party in connection with this Agreement or any other agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other agreement on the part of any other party; and (iv) shall incur no liability under or in respect of this Agreement by acting upon any writing (which may be by facsimile or other electronic transmission) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

SECTION 7.   Method of Adjustment and Allocation.  Each of the parties hereto acknowledges that the Initial Property Servicer will adjust, calculate and allocate payments of Initial Customer Charges in accordance with Section 4.01 of the Initial Servicing Agreement and Section 6 of Annex 1 of the Initial Servicing Agreement in the form attached thereto, and each of the parties hereto hereby acknowledges that neither the Administrative Agent nor any other Receivables Purchasers shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of such documents or any such adjustment, calculation and allocation.  Accordingly, each of the Receivables Purchasers (i) may, solely for the purposes of this Agreement, conclusively rely on the accuracy of the calculations of the Initial Property Servicer in making such adjustments, calculations and allocations.  Such acknowledgement shall not relieve the Receivables Sub-Servicer or the Receivables Servicer of any of their respective obligations to make payments in accordance with the terms of the Receivables Agreements, nor shall it relieve the Initial Property Servicer of its obligations under the Initial Servicing Agreement.

SECTION 8.   Termination.  This Agreement shall terminate upon the payment in full of the Initial Bonds, or, if earlier, the termination of the Receivables Agreements as to the Company and the release of the Company from all further obligations thereunder, except that the understandings and acknowledgements contained in Sections 1, 2, 3 and 15 shall survive the termination of this Agreement.

SECTION 9.   Governing Law; Jurisdiction; Waiver of Jury Trial(a)           .

(a)           THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

(b)           In connection with any suit, claim, action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, each party hereto hereby consents to the in personam jurisdiction of any court of the State of New York or any U.S. federal court located in the Borough of Manhattan in the City of New York, State of New York; each party hereto agrees that service by registered mail, or any other form equivalent thereto (or, in the alternative, by any other means sufficient under applicable law, rules and regulations) at the addresses set forth in Section 17 hereof shall be valid and sufficient for all purposes; and each party hereto agrees to, and irrevocably waives any objection based on forum non conveniens or venue not to, appear in such state or U.S. federal court located in the Borough of Manhattan.  Each of the Company, Buyer, Initial Property Servicer, Receivables Servicer, Receivables Sub-Servicer and the Initial Bond Issuer irrevocably designates CT Corporation, 111 Eighth Avenue, New York, NY 10011, as its agent and attorney-in-fact for the acceptance of service of process and making an appearance on its behalf in any such action or proceeding and taking all such acts as may be necessary or appropriate in order to confer jurisdiction over it by such state or U.S. federal court in the Borough of Manhattan, and each of such parties stipulates that such appointment is irrevocable and coupled with an interest.

(c)                      EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 10.   Further Assurances.  Each of the parties hereto agrees to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement.  In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement.  All releases, subordinations and other instruments submitted to the executing party are to be prepared at the expense of the Company.  Notwithstanding anything herein to the contrary, the Initial Bond Trustee shall not be required to execute any such agreements, instruments, releases or other documents unless directed to do so by an “Issuer Order,” as such term is defined in the Initial Indenture.

SECTION 11.   Limitation on Rights of Others.  This Agreement is solely for the benefit of the parties hereto, the holders of the Initial Bonds and the Receivables Purchasers, and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 12.   Amendments.  In the event that (x) the Company hereafter causes any property (“Additional Customer Property”) consisting of the right to impose specified charges on Customers to be created and sold and pledged by the buyer thereof for the benefit of bondholders pursuant to any financing order of the Public Utilities Commission of Ohio, and the Company acts as servicer for the bonds issued pursuant to such financing order, or (y) the Company enters into any new receivables program following the termination of the Receivables Agreements in which the Company participates as a seller or as a servicer or sub-servicer of receivables, then, in either such event, upon the written request of the Company, the other parties hereto agree that this Agreement may be amended and restated (i) to add as parties hereto the relevant issuer of such additional bonds, the indenture trustee therefor, and the servicer of such Additional Customer Property and/or the relevant purchasers and servicers under such replacement receivables program, as the case may be, and (ii) to reflect the rights and obligations of the parties with respect to such new receivables purchases on terms substantially similar to the rights and obligations of the Receivables Sub-Servicer, the Administrative Agent and the Receivables Purchasers hereunder and (iii) to reflect the rights and obligations of the parties with respect to any such Additional Customer Property on terms substantially similar to the rights and obligations of the Initial Bond Issuer, the Initial Bond Trustee and the Initial Servicer hereunder; provided that no such amendment shall be effective unless (x) evidenced by a written instrument signed by the parties hereto and such additional parties and (y) the Rating Agency Condition shall have been satisfied with respect thereto and provided, further, that no party hereto shall be required to execute any such amended agreement on terms which are materially more disadvantageous to it or to the holders of the Initial Bonds (in the case of the Initial Bond Trustee) or to the Receivables Purchasers (in the case of the Administrative Agent) than the terms contained herein.  In addition, the Initial Bond Trustee shall not be required to execute any such amendment unless directed to do so by an “Issuer Order,” as such term is defined in the Initial Indenture.

SECTION 13.   Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons, or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 14.   Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 15.   Nonpetition Covenant.

(a)           Notwithstanding any prior termination of this Agreement or the Initial Indenture, each of the parties covenants that it shall not, prior to the date which is one year and one day after payment in full of the last outstanding Initial Bonds, acquiesce, petition or otherwise invoke or cause the Initial Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Initial Bond Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Initial Bond Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Initial Bond Issuer.

(b)       Notwithstanding any prior termination of this Agreement or the Receivables Purchase Agreement, each of the parties hereto other than the Administrative Agent hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Receivables Purchase Agreement and the payment in full of all amounts owing by Buyer thereunder, acquiesce, petition or otherwise invoke or cause Buyer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Buyer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Buyer or any substantial part of the property of Buyer, or ordering the winding up or liquidation of the affairs of Buyer.

SECTION 16.   Trustees.  U.S. Bank National Association, as Initial Bond Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Initial Indenture.

SECTION 17.   Notices, Etc..  Any notice provided or permitted by this Agreement to be made upon, given or furnished to or filed with any party hereto shall be shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by facsimile transmission, first-class mail or overnight delivery service to the applicable party at its address set forth on Exhibit A hereto or, as to any party, at such other address as shall be designated by such party by written notice to the other parties hereto.

~~[~~REMAINDER OF PAGE INTENTIONALLY LEFT BLANK~~]~~

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OHIO POWER COMPANY, as Company, as Initial Property Servicer, as Receivables Sub-Servicer and as a collection agent

By:	/s/ Renee V. Hawkins
Name: Renee V. Hawkins
Title: Assistant Treasurer

OHIO PHASE-IN RECOVERY FUNDING LLC

By:	/s/ Renee V. Hawkins
Name: Renee V. Hawkins
Title: Assistant Treasurer

AEP CREDIT, INC., as Buyer

By:	/s/ Renee V. Hawkins
Name: Renee V. Hawkins
Title: Assistant Treasurer

AMERICAN ELECTRIC POWER SERVICE CORPORATION, as Receivables Servicer

By:	/s/ Renee V. Hawkins
Name: Renee V. Hawkins
Title: Assistant Treasurer

U.S. BANK NATIONAL ASSOCIATION, as Initial Bond Trustee

By:	/s/ Melissa A. Rosal
Name: Melissa A. Rosal
Title: Vice President

Signature Page to
Intercreditor Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Joel C. Gedroic
Name: Joel C. Gedroic
Title: Executive Director

Signature Page to
Intercreditor Agreement

EXHIBIT A

NOTICE ADDRESSES

Ohio Power Company
One Riverside Plaza
Columbus, Ohio 43215
Attention:  Treasurer
Telephone: (614) 716-1000
Facsimile: (614) 716-2807

Ohio Phase-In-Recovery Funding LLC
One Riverside Plaza
Columbus, Ohio 43215
Attention:  Treasurer
Telephone: (614) 716-3622
Facsimile: (614) 716-2807

AEP Credit, Inc.
One Riverside Plaza
Columbus, Ohio 43215
Attention:  Treasurer
Telephone: (614) 716-1000
Facsimile: (614) 716-2807

American Electric Power Service Corporation
One Riverside Plaza
Columbus, Ohio 43215
Attention:  Treasurer
Telephone: (614) 716-1000
Facsimile: (614) 716-2807

JPMorgan Chase Bank, N.A.1
10 South Dearborn, Floor 13
Chicago, Illinois 60603
Attention:  Securitized Product Group
Facsimile: (312) 732-3600

U.S. Bank National Association
190 South LaSalle Street, 7th Floor
Chicago, Illinois 60604
Attention:  Melissa A. Rosal, Vice President
U.S. Bank Corporate Trust Services
Telephone: (312) 332-7496
Facsimile: (312) 332-7996